UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On June 14, 2021, Kiromic BioPharma, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement  (the “Purchase Agreement”) with In Silico Solutions, LLC (“In Silico”) and Michael Ryan (the “Seller”) pursuant to which the Company acquired all of the outstanding membership interests of In Silico from the Seller for an aggregate purchase price of $540,000 (the “Purchase Price”).  The Purchase Price is payable in full through (i) the delivery to the Seller of a number of shares of the Company’s stock that is equal to $400,000 and (i) the delivery to the employees of In Silico of the Company’s restricted stock units under the Company’s 2021 Omnibus Equity Incentive Plan that is equal to $140,000.

Pursuant to the Purchase Agreement, as soon as practicable following the closing, the Purchase Price shall be subject to a working capital adjustment.  In addition, the Purchase Agreement contains customary representations, warranties, covenants (including restrictive covenants), indemnification and other terms for transactions of this nature. The Purchase Agreement may be terminated by either the Company or the Seller if the closing does not occur on or before the 45th day following execution of the Purchase Agreement.

A copy of the Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Purchase Agreement is qualified in its entirety by reference thereto. The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement dated as of June 14, 2021 among Kiromic BioPharma, Inc., In Silico Solution, LLC and Michael Ryan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.
Date: June 17, 2021	By: /s/ Maurizio Chiriva Internati
Maurizio Chiriva Internati Chief Executive Officer